UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2017

ENER-CORE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37642	45-0525350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8965 Research Dr., Suite 100
Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 616-3300

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 1.01	Entry into a Material Definitive Agreement.

2015 and 2016 Amendment Agreements

Effective as of December 28, 2017, Ener-Core, Inc. (the “Company”) and certain investors holding convertible senior secured notes issued in April and May 2015 (the “2015 Notes”) and December 2016 (the “2016 Notes”) executed amendment agreements (the “2015 Amendment Agreements” and “2016 Amendment Agreements”, respectively, and together, the “Amendment Agreements”). The Amendment Agreements (i) extend the deadline set forth in the securities purchase agreements pursuant to which the Company issued the 2015 Notes and 2016 Notes, respectively, for the Company to commence trading of its common stock on a national securities exchange to June 30, 2018; (ii) amend the optional redemption provisions set forth in the 2015 Notes and 2016 Notes, respectively, to provide that at any time from and after July 1, 2018 and provided that the Company has not received either (x) initial deposits for at least eight 2 megawatt (MW) Power Oxidizer units or (y) firm purchase orders totaling not less than $3,500,000 and initial payment collections of at least $1,600,000 by June 30, 2018 (inclusive), a holder has the right to require that the Company redeem all or any portion of his, her or its 2015 Note or 2016 Note, respectively; and (iii) amend the definition of “Eligible Market” in each of the 2015 Notes and 2016 Notes to correspond to the extension of the Company’s deadline to commence trading of its common stock on a national securities exchange to June 30, 2018. The Amendment Agreements are binding upon the holders all of the 2015 Notes and 2016 Notes and the parties to the related securities purchase agreements pursuant to the terms thereof.

First Amendment to 2017 Notes

Effective as of December 28, 2017, the Company and a certain investor that holds convertible senior secured notes issued in September, November and December 2017 (the “2017 Notes”) executed a First Amendment (the “First Amendment to 2017 Notes”) to all such 2017 Notes to amend the optional redemption provisions set forth in such 2017 Notes to correspond to the amendments set forth in the Amendment Agreements. The First Amendment to 2017 Notes is binding upon the holders all of the 2017 Notes pursuant to the terms thereof.

The forms of 2015 Amendment Agreement, 2016 Amendment Agreement and First Amendment to 2017 Notes are attached as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are also incorporated herein by reference. The foregoing descriptions of these agreements and instruments do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of 2015 Amendment Agreement, effective as of December 28, 2017
4.2	Form of 2016 Amendment Agreement, effective as of December 28, 2017
4.3	Form of First Amendment to 2017 Notes, effective as of December 28, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENER-CORE, Inc.

Dated: December 28, 2017	By:	/s/ Domonic J. Carney
Domonic J. Carney
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of 2015 Amendment Agreement, effective as of December 28, 2017
4.2	Form of 2016 Amendment Agreement, effective as of December 28, 2017
4.3	Form of First Amendment to 2017 Notes, effective as of December 28, 2017

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